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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):              December 18, 2001







                                   LIBBEY INC.
             (Exact name of registrant as specified in its charter)


       Delaware                                      1-12084                                     34-1559357
(State of incorporation)                    (Commission File Number)                    (IRS Employer identification No.)

     300 Madison Avenue
        Toledo, Ohio                                                                    43604
(Address of principal executive offices)                                                (Zip Code)


       Registrant's telephone number, including area code: (419) 325-2100







                                   Page 1 of 2


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ITEM 5.  OTHER INFORMATION


         On December 19, 2001 Libbey Inc. (the "Company") through a press release announced that the United States Federal Trade Commission yesterday authorized its Staff to file a complaint in the United States Federal District Court challenging the legality of Libbey's proposed acquisition of the Anchor Hocking business of Newell Rubbermaid. Libbey and Newell Rubbermaid are evaluating all of their options to complete the purchase on terms that are acceptable to the parties and the Federal Trade Commission.


         (c)      EXHIBITS

         Exhibit
            No.                       Description
            ---                       -----------

            99           Text of press release dated December 19, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       LIBBEY INC.
                                       Registrant





Date:    December 19, 2001             By:      /s/ Kenneth G. Wilkes
     ------------------------             --------------------------------------
                                       Kenneth G. Wilkes
                                       Vice President, Chief Financial Officer
                                       (Principal Accounting Officer)








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                          EXHIBIT INDEX

 Exhibit No.                        Description                        Page No.
 -----------                        -----------                        --------



      99          Text of press release dated December 19, 2001.         E-1